MASTER MORTGAGE LOAN PURCHASE AGREEMENT


     This Master Mortgage Loan Purchase Agreement is made and entered into as of the 31st day of March, 1998 by and among Atlantic Bank and Trust Company (hereinafter referred to as "Seller"), a Massachusetts state chartered bank, CHB Realty Corp., a Massachusetts corporation and wholly-owned subsidiary of the Seller ("CHB"), and Atlantic Preferred Capital Corporation, a Massachusetts corporation and indirect operating subsidiary of the Seller and direct subsidiary of CHB (hereinafter referred to as "Purchaser").

                                   WITNESSETH:

     WHEREAS, Seller is the holder of certain mortgage loans (each, a "Loan," collectively, the "Loans"); and

     WHEREAS, Seller desires to sell to Purchaser and Purchaser desires to purchase from Seller from time to time the Loans;

     WHEREAS, Seller also desires to contribute Loans to the capital of the Purchaser from time to time through a capital contribution to CHB and a subsequent capital contribution from CHB to the Purchaser; and

     WHEREAS, Seller, CHB and Purchaser believe that it is in their mutual best interests to enter into this Agreement,

     NOW, THEREFORE, for and in consideration of the mutual promises and covenants contained in this Agreement, and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, Seller and Purchaser agree as follows:

     1. Purchases and Sales from Time to Time; Contributions.

          (a) Pursuant to the terms and conditions of this Agreement, Seller agrees to sell to Purchaser from time to time, and Purchaser agrees to purchase from Seller from time to time, mutually agreed upon Loans at a purchase price with respect to each Loan calculated as provided in Section 5 herein.



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          (b) Pursuant to the terms and conditions of this Agreement, Seller agrees from time to time to contribute to the capital of CHB and CHB agrees simultaneously to contribute to the capital of Purchaser mutually agreed upon Loans, and Purchaser agrees to accept such capital contribution as provided in
Section 5 herein.

          (c) As of the Transfer Date (as defined in Section 5 herein) the beneficial ownership of any Loan sold or contributed by Seller to Purchaser shall be vested in and assigned to Purchaser in accordance with the provisions of Section 5 herein.

     2. Representations and Warranties of Seller. With respect to each Loan sold to Purchaser, except as otherwise disclosed on Schedule A of Exhibit A hereto, Seller represents and warrants to Purchaser that as of the Sale Date:

          (a) The Loan includes a valid and duly executed promissory note fully secured by a duly executed and recorded mortgage on real property (each a "Mortgage," collectively, the "Mortgages"), each of which, to the knowledge of Seller, has been duly authorized by all necessary actions on the part of the parties thereto, and each of which, to the knowledge of Seller, is the legal, valid and binding obligation of each party thereto, enforceable against the parties in accordance with their respective terms subject to the provisions of bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforceability of creditors' rights generally from time to time in effect, and equitable principles relating to the granting of specific enforcement and other equitable remedies as a matter of judicial discretion, to which no other party has any rights, title or interests;

          (b) That Seller conveys to Purchaser good and marketable title to the Loans;

          (c) That, to the knowledge of Seller, no defense, offset, or counterclaim thereto exists against Seller; and that no agreement has been made under which any mortgagors may claim any deduction, or discount, with respect to the Loans;



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          (d) That the Loan is not subject to any assignment, claim, lien, security interest or other encumbrance, and, the Loan has not been sold, assigned, transferred or pledged; and that no party other than Purchaser will have rights, title or interests in the Loan;

          (e) That Seller will take no action that would impede or interfere with the Purchaser's rights, title and interest in the Loan regardless of the fact that (except as otherwise required by Purchaser) the public records may continue to reflect the Seller as holding legal title to the Loan;

          (f) That Seller and officer(s) signing this Agreement on behalf of Seller have all the requisite power and authority to enter this Agreement and sell, transfer and assign the Loan and to execute all documents associated with all transactions covered by this Agreement;

          (g) In entering into and carrying out this Agreement, Seller is in compliance with applicable federal, state or local laws, statutes, ordinances, and any rule, regulation or order issued thereunder;

          (h) That there has been no misrepresentation or fraud by any of borrower, Seller, or any third party with respect to the loan;

          (i) That the schedule of Loans contains complete and accurate data;
and

          (j) That the Loan and the servicing of the Loan is in compliance with every applicable federal, state or local law, statute, ordinance, and every rule, regulation or order issued thereunder.

     3. Representations and Warranties of Purchaser.

          (a) Purchaser has all requisite power and authority to enter into this Agreement and purchase or contribute, on the one hand, and receive, on the other hand, the Loans and to execute all documents associated with the transactions covered by this Agreement;




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          (b) In entering into and carrying out this Agreement, Purchaser is in compliance with applicable federal, state, or local laws, statutes, ordinances, and any rule, regulation or order issued thereunder; and

     4. Notice of Intent to Purchase. Upon Seller's offering of a Loan to Purchaser, Purchaser shall notify Seller either orally or in writing if it intends to purchase such Loan. Seller acknowledges and agrees that the determination of whether to purchase any Loan is at the complete discretion of Purchaser in accordance with Purchaser's requirements from time to time, and Seller agrees to be bound by all such decisions with no further right, remedy or appeal from such decision.

     5. Conditions of Purchase and Sale or Contribution of Loans

          (a) The Purchaser and Seller agree that the purchase price of Loans purchased by the Purchaser hereunder shall be determined by amortizing the outstanding balance of the Loan over the remaining term of the Loan using the interest rate as of the date of loan commitment by prospective borrowers of Seller (the "Purchase Price"). On a date mutually agreed to by both Purchaser and Seller (the "Transfer Date"), (i) in the case of a purchase of Loans, Seller shall transfer to Purchaser all of Seller's right, title and interest in the Loan or Loans Purchaser has determined to purchase, and Purchaser shall transfer funds equal to the Purchase Price of such Loan or Loans to an account of Seller or Seller's designee or (ii) in the case of a capital contribution of Loans, Seller shall transfer to Purchaser, all of Seller's right, title and interest in the Loan or Loans Seller has determined to contribute and Purchaser has agreed to accept.

          (b) On the Transfer Date, Purchaser and Seller shall execute a Mortgage Loan Assignment Agreement substantially in the form of Exhibit A hereto which shall identify the Loan or Loans being sold or contributed by




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Seller to Purchaser and, in the case of purchased Loans, the purchase price being paid to Seller by Purchaser with respect to the Loan or Loans. In the case of contributed Loans, a Mortgage Loan Assignment Agreement between Seller and Purchaser shall be deemed to constitute a capital contribution of Loans by Seller to CHB and a simultaneous capital contribution of such Loans from CHB to Purchaser.

          (c) Within three business days after the Transfer Date, Seller shall deliver to Purchaser or to Purchaser's designee a completed Loan File (as hereinafter defined) for such Loan. However, Seller and Purchaser agree that Seller may retain such Loan File in the event that Seller is to act as servicer with respect to the Loan.

          (d) For purposes of this Agreement, a Loan File shall include all loan documentation that would be required by the Federal National Mortgage Association, unless Purchaser and Seller shall otherwise mutually agree.

          (e) In the event that Purchaser shall designate Seller to service the Loans, the servicing shall be in accordance with the Master Service Agreement entered into between the parties. Mortgage assignments from Seller to Purchaser will be prepared but not recorded unless required at a future time.

     6. Right to Require Repurchase. Purchaser may require Seller to repurchase a Loan purchased or contributed pursuant hereto if any representation or warranty with respect to such Loan is either untrue or breached in any material respect. Purchaser shall notify Seller of the requirement to repurchase, which notice shall identify the Loan(s) and the principal balance of each Loan plus any accrued and unpaid interest thereon, as of the repurchase date (the "Repurchase Price") which date shall be within thirty (30) days of the date the notice is delivered to Seller (the "Repurchase Date"). Seller shall pay to Purchaser the Repurchase Price in cash or immediately available funds, or with the permission of Purchaser through the transfer of additional loans with a principal balance as of the Repurchase Date equal to the Repurchase Price (the "Additional Loans"). As of the date such Additional Loans

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are transferred to Purchaser, such Additional Loans shall be subject to the terms and provisions of this Agreement, and the representations and warranties of Seller contained in this Agreement shall be true with respect to such Additional Loans. Nothing herein shall limit or waive the rights and remedies of Purchaser whether against Seller or any party to the Loans or to the Additional Loans.


     7. Discharge and Release of Mortgage. Upon request by Purchaser, Seller agrees to execute a validly executed and acknowledged Discharge of Mortgage ("Discharge") in a form which shall entitle it to be recorded in the appropriate Registry of Deeds or Registry District of the Land Court.

     8. Termination. Seller acknowledges that its approval for participation in Purchaser's loan purchase or contribution program shall continue only for so long as Purchaser in its sole discretion shall determine to participate therein. Purchaser may, for cause or without cause, terminate this arrangement with Seller at any time.

     9. Indemnification

          (a) Seller and CHB shall indemnify and hold Purchaser harmless from and will reimburse Purchaser for any and all losses, damages, deficiencies, claims, or expenses (including reasonable attorneys' fees) from any act, error or omission of Seller, including without limitation the breach of any representation or warranty or covenant contained herein.

          (b) Purchaser shall indemnify and hold each of Seller and CHB harmless from and will reimburse Seller for any and all losses, damages, deficiencies, claims, or expenses including reasonable attorneys' fees) from any act, error, or omission of Purchaser with respect to any Loan on or after the Transfer Date.

     10. Further Assurances. Seller, CHB and Purchaser will execute and deliver such further instruments including without limitation mortgage assignments, and do such further acts and things as may be required to carry out the intent and purpose of this Agreement.



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     11. Due Execution, Validity. Each party hereto represents and warrants to the other party that the execution, delivery and performance by such party of its obligations under this Agreement has been duly authorized by all necessary action on its part; and this Agreement is the legal, valid and binding obligation of such party, enforceable against it in accordance with its terms subject to the provisions of bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforceability of creditor's rights generally from time to time in effect, and equitable principles relating to the granting of specific enforcement and other equitable remedies as a matter of judicial discretion.

     12. Binding Nature; Governing Law. This Agreement inures to the benefit of, and will be binding upon the respective successors and permitted assigns of the parties hereto and be governed by, and construed in accordance with, the substantive laws of the Commonwealth of Massachusetts. This Agreement sets forth the final and entire understanding of the parties with respect to its subject matter, and cannot be changed, waived or terminated without the prior written consent of the parties hereto.

     13. Severability. If any part, parcel or provision of this Agreement shall be determined by a court of competent jurisdiction to be invalid, void or illegal, each and every other part, parcel and provision of this Agreement which is not held to be invalid, void or illegal shall continue in full force and effect and shall not be affected by such court determination.

     14. Notices. All notices under this Agreement which are required to be in writing shall be deemed to have been properly given if served by personal delivery or sending same by overnight courier or by certified or registered mail, postage prepaid, or by telecopier to the address or telecopier number set forth below:

         If to Seller and CHB:           Atlantic Bank and Trust Company
                                         101 Summer Street
                                         Boston, MA 02110
                                         Telecopier No. 617-880-1010
                                         Attn: Chief Financial Officer



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         If to Purchaser:
                                         Atlantic Preferred Capital Corporation
                                         101 Summer Street
                                         Boston, MA 02110
                                         Telecopier No. 617-880-1010
                                         Attn: Chief Financial Officer


     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first set forth above.

                                         ATLANTIC BANK AND TRUST
                                         COMPANY


                                         By: John L. Champion
----------------------------------          ---------------------------------
                                            Name:  John L. Champion
                                            Title: Chief Financial Officer


                                         CHB REALTY CORP.


                                         By: Richard Wayne
----------------------------------          ---------------------------------
                                            Name:  Richard Wayne
                                            Title: President


                                         ATLANTIC PREFERRED CAPITAL
                                         CORPORATION


                                         By: Richard Wayne
----------------------------------          ---------------------------------
                                            Name:   Richard Wayne
                                            Title:  President



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                                    EXHIBIT A

                          MORTGAGE ASSIGNMENT AGREEMENT

     THIS ASSIGNMENT is made this _____ day of _____________ by and between Atlantic Bank & Trust Company (hereinafter referred to as the "Seller"), a Massachusetts state chartered bank, and Atlantic Preferred Capital Corporation, a Massachusetts corporation and indirect operating subsidiary of the Seller (hereinafter referred to as "Purchaser"), pursuant to the Master Mortgage Loan Purchase Agreement by and between the Seller and Purchaser dated as of March 31, 1998 (the "Loan Agreement"). All capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Loan Agreement.

     As contemplated by the Loan Agreement, Seller hereby sells, transfers, and assigns to Purchaser all of its right, title and interest to each Loan, (as such term is defined in the Loan Agreement) identified on Schedule A attached hereto including without limitation, the note, mortgage, and complete loan files with respect to each Loan [in exchange for the Purchase Price of each Loan] as set forth on such Schedule A. Seller and Purchaser agree that the transfer of the Loans set forth on Schedule A from Seller to Purchaser shall be in accordance with the terms of the Loan Agreement, and, except as set forth on Schedule A, Seller hereby represents and warrants to Purchaser that all of the representations and warranties of Seller contained in the Loan Agreement are true and correct as of the date set forth above [and that the Purchase Price of each Loan set forth on Schedule A is the fair market value of the Loan as of the Transfer Date].

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first set forth above.

ATLANTIC BANK AND TRUST COMPANY

By:
     ----------------------------------
Name:
     ----------------------------------
Title:
     -----------------------------------



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ATLANTIC PREFERRED CAPITAL CORPORATION

By:
     ----------------------------------
Name:
     ----------------------------------
Title:
     ----------------------------------





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